PANORAMA SERIES FUND, INC.
                    Supplement dated February 27, 2001 to the
              Statement of Additional Information dated May 1, 2000

                  The Statement of Additional Information is revised as follows:

1. The Supplement dated January 2, 2001 to the Statement of Additional Information dated May 1, 2000 is replaced by this Supplement.

2. The following sentence is added to the end of the third paragraph under the section captioned "Foreign Securities" on pages 5 and 6:

     Notwithstanding the foregoing, International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

3. The first sentence of the biography of George Evans on page 40 is deleted and replaced with the following:

George Evans,  Vice  President and  Portfolio  Manager of  International  Growth
     Fund/VA, Age: 40 Two World Trade Center, New York, NY 10048-0203

4. The first sentence of the biography of Alan Gilston on page 40 is deleted and replaced with the following:

Alan Gilston, Vice President and Portfolio Manager of the Small Cap stock component and the International stock component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio, and Portfolio Manager of the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios, Age: 41

5. The first sentence of the biography of John S. Kowalik on page 40 is deleted and replaced with the following:

John Kowalik,  Vice  President  and Portfolio  Manager of Government  Securities
     Portfolio, Total Return Portfolio and Portfolio Manager of the Short-Term Bonds and Government/Corporate Bonds components of the LifeSpan Portfolios,
     Age: 42

6. The biographies for Messrs. Antos, Dalzell, Libera, Strathearn and White on pages 39, 40 and 41 are hereby deleted.



February 27, 2001                                                      PANPX.014